United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 20, 2023

Date of Report (Date of earliest event reported)

CETUS CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41609	88-2718139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 3, No. 6, Lane 99 Zhengda Second Street, Wenshan District Taipei, Taiwan, R.O.C.	11602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +886 920518827

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one Warrant and one Right	CETUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share, included as part of the Units	CETU	The Nasdaq Stock Market LLC
Warrants included as part of the Units	CETUW	The Nasdaq Stock Market LLC
Rights included as part of the Units	CETUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Business Combination Agreement

On June 20, 2023, Cetus Capital Acquisition Corp., a Delaware corporation (“Cetus”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) by and among Cetus, MKD Technology Inc., a Taiwan corporation (the “MKD Taiwan”), MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), and Ming-Chia Huang, in his capacity as the representative of the shareholders of MKD Taiwan (the “Shareholders’ Representative”)

The Business Combination Agreement contemplates, among other things, that: (A) the Shareholders’ Representative will incorporate, on or prior to July 31, 2023, a British Virgin Islands business company (“Pubco”) for the purpose of serving as the public listed company whose shares shall be traded on The Nasdaq Stock Market, which company shall initially be owned by the Shareholders’ Representative; (B) Pubco will incorporate, on or prior to July 31, 2023, a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 1”) for the sole purpose of merging with and into MKD BVI (the “Acquisition Merger”), with MKD BVI being the surviving entity and a wholly-owned subsidiary of Pubco; (C) Pubco will incorporate, on or prior to July 31, 2023, a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 2”) for the sole purpose of the merger of Cetus with and into Merger Sub 2 (the “SPAC Merger”), in which Cetus will be the surviving entity and a wholly-owned subsidiary of Pubco; (D) MKD BVI and Merger Sub 1 will effect the Acquisition Merger; and (E) Cetus and Merger Sub 2 will effect the SPAC Merger.

The Acquisition Merger, the SPAC Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter collectively referred to as the “Business Combination”. Capitalized terms used, but not defined, herein, shall have the respective meanings given to such terms in the Business Combination Agreement.

The aggregate consideration to be paid to the shareholders of MKD BVI for the Acquisition Merger is US$230 million (less the amount of Closing Company Debt plus the amount of Closing Company Cash), payable on the Closing Date in the form of a number of newly issued ordinary shares of Pubco valued at $10.00 per share. In the event that MKD BVI holds less than 100% of the issued and outstanding shares of the capital stock of MKD Taiwan at the Closing Date, the number of ordinary shares of Pubco to be issued to the shareholders of MKD BVI shall be proportionately reduced.

On the Closing Date, Cetus and Merger Sub 2 will effect the SPAC Merger, as a result of which Cetus will continue as a wholly-owned subsidiary of Pubco. In connection with the SPAC Merger, every issued and outstanding unit of Cetus shall separate into each unit’s individual components, consisting of one share of Class A common stock, one warrant and one right, and all units shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist. In addition, each of the issued and outstanding securities of Cetus will be converted into an equivalent amount of Pubco’s securities, as follows:

●	Each share of the Class A common stock of Cetus will be converted automatically into one ordinary share of Pubco;

●	Each right to acquire one-sixth of one share of Class A common stock of Cetus will be converted automatically into one right to acquire one-sixth of one ordinary share of Pubco, except that any fractional share that would otherwise be issued will be rounded down to the nearest whole share; and

●	Each warrant entitled to purchase one (1) share of Class A Common stock of Cetus at a price of $11.50 per whole share will be converted automatically into one warrant to purchase one (1) ordinary share of Pubco at a price of $11.50 per whole share.

The Business Combination Agreement contemplates that Pubco will, immediately after the Closing, have a board of directors composed of seven (7) persons, with MKD Taiwan having the right to designate five (5) directors and with Cetus Sponsor LLC having the right to designate two (2) directors.

The Business Combination is expected to close in the fourth calendar quarter of 2023, following the receipt of the required approval by the stockholders of Cetus and, to the extent necessary, the other parties to the Business Combination Agreement, approval by the Nasdaq Stock Market (“Nasdaq”) of the initial listing application of Pubco filed in connection with the Business Combination, and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of MKD Taiwan and its subsidiaries during the period between execution of the Business Combination Agreement and the Closing. Each of the parties to the Business Combination Agreement has agreed to use commercially reasonable efforts to cause all actions and things necessary to consummate and make effective as promptly as practicable the Business Combination.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties to consummate the transactions contemplated thereby are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) no Governmental Authority of competent jurisdiction shall have enacted, enforced or entered any Law or issued a Governmental Order or legal injunction that is in effect on the Closing Date and that has the effect of making the transactions contemplated by the Business Combination Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof; (ii) the matters that are submitted to the vote of the shareholders of Cetus as specified in the Business Combination Agreement shall have been approved by the requisite vote of the shareholders of Cetus; (iii) the registration statement on Form F-4 to be prepared by Cetus in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the ordinary shares of Pubco to be issued under the Business Combination Agreement shall have been declared effective by the Securities and Exchange Commission; (iv) receipt of any necessary regulatory or governmental approvals; (v) if required under applicable law, MKD BVI shall have delivered to Cetus written consents of the shareholders of MKD BVI representing such percentage of the outstanding voting power of the ordinary shares of MKD BVI necessary to approve the Acquisition Merger and the transactions contemplated by the Business Combination Agreement, and the board of directors of MKD Taiwan shall have passed a resolution to ratify and approve the Business Combination Agreement and the transactions contemplated therein; (vi) Pubco’s initial listing application with Nasdaq shall have been approved and, immediately following the Closing, Pubco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Pubco shall not have any notice of non-compliance that is not cured by the Closing, and Pubco’s ordinary shares and other securities shall have been approved and continue to be approved for listing on Nasdaq; (vii) the fundamental representations of each of MKD Taiwan and Cetus shall be true and correct in all respects (except for de minimis inaccuracies) and the representations and warranties of MKD Taiwan and Cetus (other than the fundamental representations) shall be true and correct in all respects; (viii) the covenants and agreements of Cetus and of the Company Parties, as applicable, set forth in the Business Combination Agreement, shall have been duly performed or complied with in all material respects; (ix) from the date of the Business Combination Agreement, no MKD Taiwan Material Adverse Effect shall have occurred, and there shall be no event, change, circumstance, effect, development, condition or occurrence that, individually or in the aggregate, with or without the lapse of time, could reasonably be expected to have an MKD Taiwan Material Adverse Effect; (x) Cetus shall have received copies of all Governmental Approvals, if any, in form and substance reasonably satisfactory to Cetus, and no such Governmental Approval shall have been revoked; (xi) Cetus and MKD Taiwan each shall have received a copy of each of the Ancillary Agreements duly executed by the parties thereto and each such Ancillary Agreement shall be in full force and effect; (xii) Cetus shall have received copies of any necessary third party consents in form and substance reasonably satisfactory to Cetus; (xiii) the restructuring and reorganization of the Company Parties as described in the Business Combination Agreement shall have been completed to the reasonable satisfaction of Cetus; and (xiv) Pubco, Merger Sub 1 and Merger Sub 2 shall have executed an addendum to become parties to the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation: (i) by mutual written consent of Cetus, MKD Taiwan and MKD BVI; (ii) by Cetus or MKD Taiwan, if the Closing has not occurred on or before November 1, 2023 (the “Outside Date”), unless the absence of such occurrence shall be due to the failure of Cetus, on the one hand, or any Company Party, on the other hand, to materially perform its obligations under the Business Combination Agreement required to be performed by it on or prior to the Outside Date; (iii) by Cetus or MKD Taiwan if (x) there shall be any Law that makes consummation of the transactions contemplated by the Business Combination Agreement illegal or otherwise prohibited or (y) any Governmental Authority shall have issued a Governmental Order restraining or enjoining the transactions contemplated by the Business Combination Agreement, and such Governmental Order shall have become final and non-appealable; (iv) by Cetus if (x) Cetus is not in material breach of any of its obligations under the Business Combination Agreement and (y) any Company Party is in material breach of any of its representations, warranties or obligations under the Business Combination Agreement that renders or could reasonably be expected to render the conditions set forth in Section 9.02(a) or Section 9.02(b) of the Business Combination Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (I) thirty (30) days after the giving of written notice by Cetus to MKD Taiwan and (II) two (2) Business Days prior to the Outside Date; (v) by MKD Taiwan if (x) no Company Party is in material breach of any of its obligations under the Business Combination Agreement and (y) Cetus is in material breach of any of its representations, warranties or obligations under the Business Combination Agreement that renders or could reasonably be expected to render the conditions set forth in 9.03(a) or 9.03(b) of the Business Combination Agreement incapable of being satisfied on the Outside Date, and such breach is either (A) not capable of being cured prior to the Outside Date or (B) if curable, is not cured within the earlier of (I) thirty (30) days after the giving of written notice by MKD Taiwan to Cetus and (II) two (2) Business Days prior to the Outside Date; (vi) by either Cetus or MKD Taiwan if the restructuring and Taiwan Reorganization described in Section 7.15 of the Business Combination Agreement is not completed on or prior to September 30, 2023; and (vii) by Cetus if each of Pubco, Merger Sub 1 and Merger Sub 2 do not execute an addendum to become parties to the Business Combination Agreement on or prior to July 31, 2023.

If the Business Combination Agreement is validly terminated, it shall thereafter become void and have no effect, and no party thereto shall have any Liability to any other party thereto, its Affiliates or any of their respective directors, officers, employees, equityholders, partners, members, agents or representatives in connection with the Business Combination Agreement, except that if Cetus terminates the Business Combination Agreement pursuant to items (vi) or (vii) of the immediately preceding paragraph, then, promptly (and in any event within twenty (20) Business Days) after such termination, MKD Taiwan shall reimburse Cetus for any and all reasonable costs and expenses with proof of invoice (including legal and accounting fees and expenses) incurred by Cetus in connection with the negotiation, execution and delivery of the Business Combination Agreement and the transactions contemplated thereby.

A copy of the Business Combination Agreement has been filed as Exhibit 2.1 hereto (the terms of which are incorporated herein by reference) and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Cetus does not believe that these schedules contain information that is material to an investment decision.

Lock-Up Agreements

In connection with the closing of the transactions contemplated by the Business Combination Agreement, Pubco will enter into Lock-Up Agreements (collectively, the “Lock-Up Agreements”) with (A) all directors and officers of Pubco as of the Closing Date, (B) all shareholders who hold more than five percent (5%) of the outstanding equity securities of Pubco as of the Closing Date, and (C) the Sponsor (in respect of the ordinary shares of Pubco held by the Sponsor or any of its affiliates (other than shares acquired in connection with any equity financing transaction completed at or prior to Closing)), to be effective as of the Closing. The Lock-Up Agreements will provide that the shareholders party thereto will not, within 180 days from the Closing and subject to certain exceptions, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the ordinary shares issued in connection with the Acquisition Merger or the SPAC Merger, as applicable, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, or otherwise publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to such shares.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lock-Up Agreement, a form of which is included as Exhibit A to the Business Combination Agreement and as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Registration Rights Agreement

At the Closing, Pubco, Cetus, Cetus Sponsor LLC and EF Hutton, division of Benchmark Investments, LLC, will enter into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) pursuant to which, among other things, Pubco will agree to provide the above holders with certain rights relating to the registration for resale of the ordinary shares of Pubco held by the above holders at, or acquired by the above holders in connection with, the Closing. The Amended and Restated Registration Rights Agreement will provide certain demand and piggyback registration rights to the applicable shareholders, subject to underwriter cutbacks and issuer blackout periods. Pubco will agree to pay certain fees and expenses relating to registrations under the Amended and Restated Registration Rights Agreement.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Registration Rights Agreement, a form of which is included as Exhibit D to the Business Combination Agreement and as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the Business Combination, Cetus and Pubco will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a joint prospectus / proxy statement as part of a registration statement on Form F-4 (the “Registration Statement”). The definitive proxy statement / final prospectus contained in the Registration Statement (and related proxy card and other relevant documents) will be mailed to the stockholders as of a record date to be established for voting at the stockholders’ meeting relating to the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Cetus Capital Acquisition Corp., Attention: Chung-Yi Sun, Chief Executive Officer, Floor 3, No. 6, Lane 99, Zhengda Second Street, Wenshan District, Taipei, Taiwan, R.O.C. 11602. This communication is not a substitute for the Registration Statement, the definitive proxy statement / final prospectus or any other document that Cetus will send to its stockholders in connection with the Business Combination.

Investors and security holders of Cetus are urged to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Business Combination that Cetus may file with the SEC when they become available because they will contain important information about the Business Combination and the parties to the Business Combination Agreement.

Participants in the Solicitation

Cetus, MKD Taiwan, MKD BVI and each of the other parties to the Business Combination Agreement, and each of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the stockholders of Cetus in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of Cetus in Cetus’ filings with the SEC, including the Registration Statement to be filed with the SEC by Cetus, which will include the proxy statement of Cetus for the Business Combination, and such information and names of the directors and executive officers of Pubco following the Business Combination, as well as other pertinent information relating to MKD Taiwan will also be in the Registration Statement to be filed with the SEC by Cetus, which will include the proxy statement of Cetus for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the expectations of Cetus and the other parties to the Business Combination Agreement with respect to the proposed business combination involving Cetus and the other parties to the Business Combination Agreement, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of MKD Taiwan, the products and services offered by MKD Taiwan and the markets in which it operates, and the projected future results of the combined company. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the control of Cetus and MKD Taiwan and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the business combination transaction involving Cetus and MKD Taiwan may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Cetus, (ii) the risk that the transaction may not be completed by Cetus’ business combination deadline, even if such deadline is extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of Cetus, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the proposed business combination, (vi) the effect of the announcement or pendency of the transaction on MKD Taiwan’s business relationships, performance and business generally, (vii) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the proposed business combination, (ix) the outcome of any legal proceedings that may be instituted against any party to the Business Combination Agreement following the announcement of the proposed business combination, (x) the ability to maintain the listing of the securities of Cetus on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which MKD Taiwan operates, (xiii) the risk that MKD Taiwan and its current and future collaborators are unable to successfully develop and commercialize the products or services of MKD Taiwan, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable regulatory authorities, (xiv) the risk that MKD Taiwan may never achieve or sustain profitability, (xv) the risk that the combined company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of MKD Taiwan, (xviii) the risk that MKD Taiwan is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Cetus (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither Cetus nor any other party to the Business Combination Agreement assumes any obligation, and nor does Cetus or any other party to the Business Combination Agreement intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1#	Business Combination Agreement, dated as of June 20, 2023, by and among Cetus Capital Acquisition Corp., MKD Technology Inc., MKDWELL Limited and Ming-Chia Huang.

10.1	Form of Lock-Up Agreement.

10.2	Form of Amended and Restated Registration Rights Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2023	CETUS CAPITAL ACQUISITION CORP.

	By:	/s/ Chung-Yi Sun
	Name:	Chung-Yi Sun
	Title:	President & CEO